                                                                   Exhibit 10.25

                                                                  EXECUTION COPY

                        AMENDMENT No. 5 and WAIVER dated as of December 31, 2000
                  (this "Amendment"), to the Credit Agreement dated as of June 23, 1999, as amended by Amendment No. 1 dated as of January 13, 2000, Amendment No. 2 dated as of March 29, 2000, Amendment No. 3 dated as of June 30, 2000, and Amendment No. 4 and Waiver dated as of October 19, 2000 (the "Credit Agreement"), among ANTEON INTERNATIONAL CORPORATION, a Virginia corporation (the "Borrower"), the Lenders (as defined in Article I of the Credit Agreement), CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its New York branch, as an Issuing Bank (as defined in Article I of the Credit Agreement), and as administrative agent (in such capacity, the "Administrative Agent") for the Lenders, MELLON BANK, N.A., a national banking association, as syndication agent (in such capacity, the "Syndication Agent"), as swingline lender (in such capacity, the "Swingline Lender"), and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders, and DEUTSCHE BANK AG, New York Branch, as documentation agent (in such capacity, the "Documentation Agent").

      A. Pursuant to the Credit Agreement, the Lenders and the Issuing Banks have extended, and have agreed to extend, credit to the Borrower.

      B. The Borrower has requested a limited waiver and amendment of the Credit Agreement as set forth herein. The Required Lenders are willing to grant such waiver and to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

      C. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

      Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

      SECTION 1. Waiver. The Required Lenders hereby waive compliance by the Borrower with the provisions of Section 6.08(b) of the Credit Agreement for the fiscal year ending December 31, 2000, so long as the actual aggregate amount of Capital Expenditures during such fiscal year does not exceed $6,700,000.

      SECTION 2. Amendments. (a) Section 6.01(j) of the Credit Agreement is hereby amended by deleting the reference to "$500,000" and replacing it with the reference to "$1,000,000".

            (b) Section 6.09 of the Credit Agreement is hereby amended by replacing the table set forth therein with the following:

      Date or Period                                     Ratio
      --------------                                     -----

      December 31, 2000 through September 30, 2001       1.75:1.0

      October 1,2001 through December 31, 2001           2.00:1.0
      March 31, 2002 through December 31, 2002           2.25:1.0
      March 31, 2003 through December 31, 2003           2.50:1.0
      March 31, 2004 and thereafter                      3.00:1.0

      SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each of the Lenders, the Administrative Agent, the Issuing Banks, the Collateral Agent, the Syndication Agent and the Documentation Agent that, after giving effect to this Amendment, (a) the representations and warranties set forth in
Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (b) no Default or Event of Default has occurred and is continuing.

      SECTION 4. Amendment Fee. The Borrower agrees to pay to each Lender that executes and delivers a copy of this Amendment to the Administrative Agent (or its counsel) at or prior to 12:00 noon on March 30, 2001, an amendment fee (the "Amendment Fee") in an amount equal to 0.25% of the sum of such Lender's Revolving Credit Commitment (whether used or unused) and outstanding Term Loans, in each case as of the Amendment Effective Date (as defined below). The Amendment Fee shall be payable in immediately available funds on the Amendment Effective Date. Once paid, the Amendment Fee shall not be refundable.

      SECTION 5. Effectiveness. This Amendment shall become effective as of the date set forth above on the date (the "Amendment Effective Date") that the following conditions are satisfied:

            (a) the Administrative Agent shall have received the Amendment Fee; and

            (b) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, the Guarantors and the Required Lenders.

      SECTION 6. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Issuing Banks, the Collateral Agent, the Administrative Agent, the Syndication Agent or the Documentation Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

      SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

      SECTION 8. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      SECTION 9. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

      SECTION 10. Expenses. The Borrower agrees to reimburse the Administrative Agent for all out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

       SECTION 11. Acknowledgment of Guarantors. Each of the Guarantors hereby acknowledges receipt and notice of, and consents to the terms of, this Amendment.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.


                                   ANTEON INTERNATIONAL CORPORATION,

                                   by:
                                       /s/ Carlton B. Crenshaw
                                      ------------------------------------------
                                      Name:  CARLTON B. CRENSHAW
                                      Title: SR. V.P. FINANCE AND ADMIN.


                                   ANTEON CORPORATION,

                                   by:
                                       /s/ Carlton B. Crenshaw
                                      ------------------------------------------
                                      Name:  CARLTON B. CRENSHAW
                                      Title: SR. V.P. FINANCE AND ADMIN.


                                   INTERACTIVE MEDIA CORP.,

                                   by:
                                       /s/ Carlton B. Crenshaw
                                      ------------------------------------------
                                      Name:  CARLTON B. CRENSHAW
                                      Title: VICE PRESIDENT


                                   CREDIT SUISSE FIRST BOSTON, individually and as Administrative Agent and Issuing Bank,

                                   by:

                                      ------------------------------------------
                                      Name:
                                      Title:

                                   by:

                                      ------------------------------------------
                                      Name:
                                      Title:


                                   MELLON BANK, NA., individually and as
                                   Collateral Agent, Swingline Lender and
                                   Syndication Agent,

                                   by:

                                      ------------------------------------------
                                      Name:
                                      Title:

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.


                                   ANTEON INTERNATIONAL CORPORATION,

                                   by:

                                      ------------------------------------------
                                      Name:
                                      Title:


                                   ANTEON CORPORATION,

                                   by:

                                      ------------------------------------------
                                      Name:
                                      Title:


                                   INTERACTIVE MEDIA CORP.,

                                   by:

                                      ------------------------------------------
                                      Name:
                                      Title:


                                   CREDIT SUISSE FIRST BOSTON, individually and as Administrative Agent and Issuing Bank,

                                   by:
                                      /s/ Robert Hetu
                                      ------------------------------------------
                                      Name:  ROBERT HETU
                                      Title: DIRECTOR

                                   by:
                                      /s/ Lalita Advani
                                      ------------------------------------------
                                      Name:  LALITA ADVANI
                                      Title: ASSISTANT VICE PRESIDENT


                                   MELLON BANK, NA., individually and as
                                   Collateral Agent, Swingline Lender and
                                   Syndication Agent,

                                   by:

                                      ------------------------------------------
                                      Name:
                                      Title:

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.


                                   ANTEON INTERNATIONAL CORPORATION,

                                   by:

                                      ------------------------------------------
                                      Name:
                                      Title:


                                   ANTEON CORPORATION,

                                   by:

                                      ------------------------------------------
                                      Name:
                                      Title:


                                   INTERACTIVE MEDIA CORP.,

                                   by:

                                      ------------------------------------------
                                      Name:
                                      Title:


                                   CREDIT SUISSE FIRST BOSTON, individually and as Administrative Agent and Issuing Bank,

                                   by:

                                      ------------------------------------------
                                      Name:
                                      Title:

                                   by:

                                      ------------------------------------------
                                      Name:
                                      Title:


                                   MELLON BANK, NA., individually and as
                                   Collateral Agent, Swingline Lender and
                                   Syndication Agent,

                                   by:
                                       /s/ David H. Reed
                                      ------------------------------------------
                                      Name:  DAVID H. REED
                                      Title: 1st VICE PRESIDENT

                              Signature Page for Amendment No. 5 and Waiver dated as of December 31, 2000 to the Anteon Credit Agreement


                              SHERIKON, INC.


                              by:
                                   /s/ Carlton B. Crenshaw
                                  ----------------------------------------------
                                  Name:  Carlton B. Crenshaw
                                  Title: Senior Vice President, Finance and
                                         Administration


                              SOUTH TEXAS REPAIR, INC.


                              by:
                                   /s/ Carlton B. Crenshaw
                                  ----------------------------------------------
                                  Name:  Carlton B. Crenshaw
                                  Title: Senior Vice President, Finance and
                                         Administration


                              SHERIKON SPACE SYSTEMS, INC.


                              by:
                                   /s/ Carlton B. Crenshaw
                                  ----------------------------------------------
                                  Name:  Carlton B. Crenshaw
                                  Title: Senior Vice President, Finance and
                                         Administration


                              ANTEON - CITI, LLC


                              by:
                                   /s/ Curtis L. Schehr
                                  ----------------------------------------------
                                  Name:  Curtis L. Schehr
                                  Title: Vice President

                              Signature Page for Amendment No. 5 and Waiver dated as of December 31, 2000 to the Anteon Credit Agreement

To Approve the Amendment:

Name of Institution:          Mellon Bank
                              --------------------------------------------------


                              by:
                                   /s/ David H. Reed
                                  ----------------------------------------------
                                  Name: David H. Reed
                                  Title: 1st Vice President

                              Signature Page for Amendment No. 5 and Waiver dated as of December 31, 2000 to the Anteon Credit Agreement

To Approve the Amendment:

                              Transamerica Business Capital Corporation
                              (successor to Transamerica Business
                              Credit Corporation)


                              by: /s/ Stephen K. Goetschius
                                  ----------------------------------------------

                              Name: Stephen K. Goetschius
                              Title: Senior Vice President

                              Signature Page for Amendment No. 5 and Waiver dated as of December 31, 2000 to the Anteon Credit Agreement

                              IBM Credit Corporation


                              by:
                                   /s/ Thomas S. Curcio
                                  ----------------------------------------------
                              Name:  Thomas S. Curcio
                              Title: Manager of Credit, Commercial and
                                      Specialty Financing

                              Signature Page for Amendment No. 5 and Waiver dated as of December 31, 2000 to the Anteon Credit Agreement

To Approve the Amendment:

Name of Institution:          FLEET NATIONAL BANK
                              --------------------------------------------------


                              by:
                                   /s/ Roger C. Boucher
                                  ----------------------------------------------
                                  Name: Roger C. Boucher
                                  Title: Director

                              Signature Page for Amendment No. 5 and Waiver dated as of December 31, 2000 to the Anteon Credit Agreement

To Approve the Amendment:

Name of Institution:
                              Deutsche Bank AG, New York Branch and/or
                              Cayman Islands Branch


                              by:
                                   /s/ David G. Dickinson, Jr.
                                  ----------------------------------------------
                                  Name: David G. Dickinson, Jr.
                                  Title: Vice President


                              by:
                                  /s/ Christopher A. Koch
                                  ----------------------------------------------
                                  Name: Christopher A. Koch
                                  Title: Vice President

                              Signature Page for Amendment No. 5 and Waiver dated as of December 31, 2000 to the Anteon Credit Agreement

To Approve the Amendment:

Name of Institution:          Branch Banking & Trust Company
                              --------------------------------------------------


                              by:
                                  /s/ Ronald P. Gudbrandsen
                                  ----------------------------------------------
                                  Name: Ronald P. Gudbrandsen
                                  Title: Vice President

                              Signature Page for Amendment No. 5 and Waiver dated as of December 31, 2000 to the Anteon Credit Agreement

To Approve the Amendment:

Name of Institution:          Bank Polska Kasa Opieki S.A.
                              --------------------------------------------------


                              by:
                                   /s/ Hussein B. El-Tawil
                                  ----------------------------------------------
                                  Name: Hussein B. El-Tawil
                                  Title: Vice President

                              Signature Page for Amendment No. 5 and Waiver dated as of December 31, 2000 to the Anteon Credit Agreement

To Approve the Amendment:

Name of Institution:          The Bank of Nova Scotia
                              --------------------------------------------------


                              by:
                                   /s/ Todd S. Meller
                                  ----------------------------------------------
                                  Name:  TODD S. MELLER
                                  Title: MANAGING DIRECTOR

                              Signature Page for Amendment No. 5 and Waiver dated as of December 31, 2000 to the Anteon Credit Agreement

To Approve the Amendment:

Name of Institution:          PNC BUSINESS CREDIT
                              --------------------------------------------------


                              by:
                                   /s/ Eric Huff
                                  ----------------------------------------------
                                  Name:  ERIC HUFF
                                  Title: ASSISTANT VICE PRESIDENT